EXHIBIT 99.1




                         US SECURITIES & FUTURES CORP.
                             FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1997
                                      WITH
                      REPORT OF CERTIFIED PUBLIC ACCOUNTANT






                                  JIM SUNG CPA








                                 Jim Sung CPA
                                19 Union Avenue
                              Rutherford, NJ 07070








The board of Directors and Stockholder of US SECURITIES & FUTURES CORP.


We have audited the accompanying statement of Financial Condition of US SECURITIES & FUTURES CORP. as of December 31, 1997, and the related statements of income, change in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of US SECURITIES & FUTURES CORP. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The statement contained in Schedule I is represented for purpose of additional analysis and are not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Jim Sung CPA
Rutherford, New Jersey
February 27, 1998




                         US SECURITIES & FUTURES CORP.

                       Statement of Financial Condition
                                December 31, 1997


                            ASSETS

Cash .............................................       $      386,374
Cash and securities segregated under
 federal and other regulations(note 3)............            4,180,362
Deposits with clearing organizations
 (Cash $1,898,538 and securities with
 a market value of $5,524,105)....................            7,422,643
Receivable from brokers and dealers (note 2)......               66,748
Other receivable..................................               43,438
Securities owned (note 2)
 Marketable, at market value......................              757,396
 Not readily marketable, at estimated fair value..                  580
Furniture, equipment, and leasehold improvements,
 at cost, less accumulated depreciation and
 amortization of $76,006 (note 2).................              133,360
Other assets......................................              199,401
                                                         --------------
                                                          $  13,190,302
                                                          =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY


Payable to brokers and dealers.....................       $    788,414
Securities sold, not yet purchased, at market value             90,537
Payable to customers...............................         11,142,912
Accounts payable, accrued expenses,
 and other liabilities.............................            210,779
                                                         -------------
                                                            12,232,642

Commitments and contingent liabilities (note 4)

Stockholders' equity
  Common stock.....................................         1,185,000
  Additional paid-in capital.......................                 0
  Related earnings.................................         (227,340)
                                                         ------------
Total stockholder equity...........................           957,660
                                                         ------------
                                                         $ 13,190,302
                                                         ============



 The accompanying notes are an integral part of these financial statements





                         US SECURITIES & FUTURES CORP.
                               Statement of Income
                     For the Year Ended December 31, 1997



Revenues
 Commissions (note 2)..............................   $    13,568,400
 Interest and dividends............................           327,642
 Other income......................................            33,468
                                                          -----------
                                                           13,929,510
                                                          -----------
Expenses
 Employee compensation and benefits................         1,442,551
 Commission........................................        10,677,712
 Communications....................................           223,598
 Occupancy and equipment rental....................           522,511
 Taxes, other than income taxes....................           109,535
 Other operating expenses..........................           806,863
                                                          -----------
                                                           13,782,770
                                                          -----------

Income or (loss) before income taxes...............           146,740
Income taxes ......................................             3,137
                                                           ----------
Net income or (loss)...............................        $  143,603
                                                          ===========





The accompanying notes are an integral part of these financial statements








                         US SECURITIES & FUTURES CORP.
                            Statement of Cash Flow
                       For the Year Ended December 31, 1997



Cash Flow From Operation Activities

Net income or (loss)...............................        $  143,603

Additions:
Depreciation & amortization expenses...............            35,819
Decrease in segregated fund........................         1,271,116
Decrease in commission receivable..................            23,716
Decrease in other receivable.......................            53,837
Increase in commission payable.....................            83,862
Increase in securities sold, yet not purchased.....            90,537
Increase in customers payable......................         6,310,226

Subtractions:
Increase in deposits with clearing organizations...       (7,176,556)
Increase in other assets...........................         (138,191)
Increase in securities.............................         (757,296)
Decrease in accounts payable.......................           (6,846)
                                                         ------------
Net Cash Flow From Operations......................          (66,173)


Cash Flow From Investing Activities

Acquisition of capital expenditures................          (22,790)
                                                         ------------
Net Cash Flow From Investing Activities............          (22,790)


Cash Flow From Financing Activities

Proceeds from issuing capital stocks...............           130,000
                                                          -----------
Net Cash Flow From Financing Activities............           130,000


Net Increase in Cash and Cash Equivalents..........            41,037

Cash and Cash Equivalents at Beginning of The Period          345,337
                                                          -----------
Cash and Cash Equivalents at Ending of The Period..        $  386,374
                                                          ===========




 The accompanying notes are an integral part of these financial statements




                              US SECURITIES & FUTURES CORP.
                      Statement of Change in Stockholders' Equity
                            For the Year Ended December 31, 1997



                         Capital Stocks    Paid-in Capital   Retained Earnings     Total
                       ------------------  ---------------   -----------------   ----------
Beginning balance
January 1, 1997......    $ 1,055,000               0              (370,943)       $ 684,057

Capital Contribution.        130,000               0                                130,000

Net gain............                               0                143,603         143,603
                       -----------------  ---------------  -------------------   -----------
Ending balances
December 31, 1997        $ 1,185,000               0              (227,340)       $ 957,660
                       =================  ===============   ==================   ===========


       The accompanying notes are an integral part of these financial statements






                                   Schedule I

                           US SECURITIES & FUTURES CORP.
                  Computation of Net Capital Under Rule 15c3-1 of the
                          Securities and Exchange Commission
                                As of December 31, 1997


NET CAPITAL
  Total stockholders' equity..............................    $   957,660
  A. Non-allowable assets
      Other receivable....................................          3,590
      Furniture, equipment and leasehold improvements.....        133,360
      Other assets........................................         95,211
                                                                ---------
                                                                  232,161

  Net capital before haircut on securities position.......        725,499

  Haircuts on securities
  (computed, where applicable, pursuant to rule 15c3-1(f))
  Certificate of deposit..................................          7,863
  Stocks & municipal government obligations...............         35,460
  Stocks & warrants.......................................         21,139
  Other- conversion.......................................          4,957
                                                                ---------
                                                                   69,419

  Net capital.............................................     $  656,080
                                                               ==========

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT
  Minimum net capital required: (based on Aggregate
   Indebtedness) .........................................        168,528
  Minimum dollar requirement..............................        445,716
                                                               ----------
  Net capital requirement.................................        445,716
                                                               ----------

  Excess net capital......................................        210,364
                                                               ==========
  Excess net capital at 1000%.............................        403,262
                                                               ==========

AGGREGATE INDEBTEDNESS
  Total AI liabilities from balance sheet.................      2,528,176
                                                               ==========
  Total aggregate indebtedness............................      2,528,176
                                                               ==========

RECONCILIATION WITH COMPANY'S COMPUTATION
  Net capital, as reporting Company's Part II
  (Unaudited) FOCUS report................................      $ 656,843

  Net audit adjustments...................................          (763)
                                                               -----------
  Net capital per above...................................      $ 656,080
                                                               ===========










                         US SECURITIES & FUTURES CORP.
                            FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1998
                                      WITH
                      REPORT OF CERTIFIED PUBLIC ACCOUNTANT






                                JIM SUNG CPA











                                Jim Sung CPA
                              19 Union Avenue
                           Rutherford, NJ 07070



The board of Directors and Stockholder of US SECURITIES & FUTURES CORP.


We have audited the accompanying statement of Financial Condition of US SECURITIES & FUTURES CORP. as of December 31, 1998, and the related statements of income, change in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of US SECURITIES & FUTURES CORP. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The statement contained in Schedule I is represented for purpose of additional analysis and are not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





Jim Sung CPA
Rutherford, New Jersey
February 19, 1999




                           US SECURITIES & FUTURES CORP.
                          Statement of Financial Condition
                                 December 31, 1998



                           ASSETS


Cash...............................................        $  103,264
Cash and securities segregated under federal
 and other regulations(note 3).....................         2,723,747
Deposits with clearing organizations and others
(Cash $1,396,210 and securities with a market value
 of $5,188,963)....................................         6,585,173
Receivable from brokers and dealers (note 2).......           140,715
Other receivable...................................            84,627
Securities owned (note 2)
 Marketable, at market value.......................         4,078,780
Furniture, equipment, and leasehold improvements,
 at cost, less accumulated depreciation and
 amortization of $120,193 (note 2).................           147,935
Other assets.......................................           701,897
                                                           ----------
                                                         $ 14,566,138
                                                         ============
             LIABILITIES AND STOCKHOLDERS' EQUITY


Payable to brokers and dealers.....................      $   789,659
Payable to customers...............................        8,954,385
Accounts payable, accrued expenses, and
  other liabilities................................          162,929
                                                         -----------
                                                           9,906,973

Commitments and contingent liabilities (note 4)

Stockholders' equity
 Common stock......................................        1,179,000
 Related earnings..................................        3,480,165
                                                         -----------
Total stockholder equity...........................        4,659,165
                                                        ------------
                                                        $ 14,566,138
                                                        ============




The accompanying notes are an integral part of these financial statements









                       US SECURITIES & FUTURES CORP.
                             Statement of Income
                    For the Year Ended December 31, 1998


Revenues
 Commissions (note 2)..............................     $  15,403,680
 Interest and dividends............................           505,525
 Trading gains (realized and unrealized)...........         4,071,248
 Other income......................................           277,198
                                                         ------------
                                                           20,257,651

Expenses
 Employee compensation and benefits................         1,527,826
 Commission........................................        12,379,303
 Communications....................................           334,157
 Occupancy and equipment rental....................           710,696
 Taxes, other than income taxes....................           115,744
 Other operating expenses..........................         1,468,350
                                                         ------------
                                                           16,536,076
                                                          -----------

Income or (loss) before income taxes...............         3,721,575
Income taxes.......................................            14,070
                                                         ------------
Net income or (loss)...............................      $  3,707,505
                                                         ============



The accompanying notes are an integral part of these financial statements







                       US SECURITIES & FUTURES CORP.
                           Statement of Cash Flow
                    For the Year Ended December 31, 1998


Cash Flow From Operation Activities

Net income or (loss)...............................      $  3,707,505

Additions:
Depreciation & amortization expenses...............            44,186
Decrease in segregated fund........................         1,456,615
Decrease in deposits with clearing organizations...           837,470
Increase in commission payable.....................             1,245

Subtractions:
Increase in commission receivable..................          (73,967)
Increase in other receivable.......................          (41,189)
Increase in other assets...........................         (502,496)
Increase in securities.............................       (3,320,804)
Decrease in securities sold, yet not purchased.....          (90,537)
Decrease in customers payable......................       (2,188,527)
Decrease in accounts payable.......................          (47,850)
                                                        -------------
Net Cash Flow From Operations......................         (218,349)


Cash Flow From Investing Activities

Acquisition of capital assets......................          (58,761)
                                                         ------------
Net Cash Flow From Investing Activities............          (58,761)


Cash Flow From Financing Activities

Purchase treasury stocks...........................          (6,000)
                                                         -----------
Net Cash Flow From Financing Activities............          (6,000)


Net (decrease) in Cash and Cash Equivalents........        (283,110)

Cash and Cash Equivalents at Beginning of The Period         386,374
                                                         -----------
Cash and Cash Equivalents at Ending of The Period...      $  103,264
                                                         ===========



The accompanying notes are an integral part of these financial statements





                          US SECURITIES & FUTURES CORP.
                   Statement of Change in Stockholders' Equity
                      For the Year Ended December 31, 1998


                        Capital Stocks    Paid-in Capital   Retained Earnings     Total
                      -----------------  -----------------  ----------------- -----------
Beginning balance
January 1, 1998.....    $ 1,185,000             0               (227,340)       $ 957,660

Treasury stocks.....        (6,000)             0                                 (6,000)

Net gain............                            0               3,707,505       3,707,505
                      -----------------   ----------------  ---------------    ----------
Ending balances
December 31, 1998...   $  1,179,000             0               3,480,165      $4,659,165
                      =================   ================   ==============   ===========



       The accompanying notes are an integral part of these financial statements




                              Schedule I


                       US SECURITIES & FUTURES CORP.
            Computation of Net Capital Under Rule 15c3-1 of the
                     Securities and Exchange Commission
                           As of December 31, 1998




NET CAPITAL
   Total stockholders' equity......................      $  4,659,165
   A. Non-allowable assets
       Other receivable............................            83,746
       Furniture, equipment and leasehold improvements        147,935
       Other assets................................           701,897
                                                         ------------
                                                              933,578

       Net capital before haircut on securities position    3,725,587

       Haircuts on securities
       (computed, where applicable, pursuant to rule 15c3-1(f))
       Certificate of deposit......................             1,337
       Stocks & warrants...........................         1,898,816
       Undue concentrations........................           328,994
       Other- conversion...........................             6,898
                                                           ----------
                                                            2,236,045

       Net capital.................................      $  1,489,542
                                                         ============

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT
       Minimum net capital required: (based
         on Aggregate Indebtedness)................           133,153
       Minimum dollar requirement..................           321,916
                                                          -----------
       Net capital requirement.....................           321,916
                                                          -----------

       Excess net capital..........................         1,167,627
                                                          ===========
       Excess net capital at 1000%.................         1,055,693
                                                          ===========

AGGREGATE INDEBTEDNESS
       Total AI liabilities from balance sheet.....         1,997,494
                                                          ===========
       Total aggregate indebtedness................         1,997,494
                                                          ===========

RECONCILIATION WITH COMPANY'S COMPUTATION
       Net capital, as reporting Company's Part II
       (Unaudited) FOCUS report....................      $  1,766,460

       Net audit adjustments.......................         (276,918)
                                                         ------------
       Net capital per above.......................      $  1,489,542
                                                         ============